SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of Report:
                                 October 14, 1998
                                 --------------
                        (Date of earliest event reported)


                            Electric Lightwave, Inc.
                -------------------------------------------------
               (Exact name of Registrant as specified in charter)


         Delaware                     0-23393                     93-1035711
----------------------------   ------------------------      -------------------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

              4400 NE 77th Avenue, Vancouver, WA                  98662
------------------------------------------------------          --------
           (Address of principal executive offices)            (Zip Code)


                                  (360)892-1000
                                 ---------------
              (Registrant's telephone number, including area code)

                           No change since last report
                           ---------------------------
             (Former name or address, if changed since last report)

Item 5.  Other Events.
________________________________________________________________________________


This report is being filed to make available the following press release dated October 14, 1998.


________________________________________________________________________________


                  ELECTRIC LIGHTWAVE AFFIRMS POSITIVE OUTLOOK

________________________________________________________________________________


VANCOUVER, Wash., Oct. 14 /PRNewswire/ -- Electric Lightwave, Inc. (Nasdaq: ELIX
- news), a leading facilities-based integrated communications provider, said today that despite the current weakness in the CLEC equity and debt markets, its progress is not being impeded.

     "The company continues to successfully execute its long-term business plan," said Dave Sharkey, president and chief operating officer of Electric Lightwave, "including the addition of customers in its core western cities, construction of a long-haul SONET ring connecting those cities and development of national data services. We expect to experience double-digit, sequential-quarter revenue growth during the second half of this year -- in line with our earlier comments to investors."

     "Electric Lightwave is continuing its capital spending program," added Robert DeSantis, chief financial officer of Electric Lightwave and of Citizens Utilities (NYSE: CZN - news), which owns 83% of Electric Lightwave. "Citizens Utilities plans to continue its support for Electric Lightwave's business and growth. That includes Citizen's current guarantee of Electric Lightwave's $400 million credit facility, as well as arranging for all funding necessary to realize Electric Lightwave's strategic objectives. Citizens plans to continue this support through its new telecommunications holding company when the previously-announced separation of Citizens public service businesses and communications businesses into two publicly traded companies is completed."

     Electric Lightwave plans to report its third quarter financial results October 29, 1998.

     Electric Lightwave is an integrated communications provider offering data, Internet access and broadband transport services to businesses nationwide. In the western U.S., the company is a full-service provider offering local and long distance telephone service, videoconferencing and prepaid services to business customers. The company currently serves 83 municipalities with 54,490 access line equivalents, 2,656 route miles and 682 on-net buildings connected as of June 30, 1998. The company has interconnected its market clusters with facilities-based owned and leased long-haul fiber optic networks.

     Except for any historical information, the matters discussed in this press release contain forward-looking statements that involve risks and uncertainties that are described in the company's filings with the Securities and Exchange Commission.

                                   SIGNATURES
                                ----------------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            Electric Lightwave, Inc.
                            ------------------------
                                   Registrant




                              By: /s/ Kerry D. Rea
                           _____________________________
                           Vice President and Controller



Date:     October 15, 1998